FEDERATED GROWTH STRATEGIES FUND

(A Portfolio of Federated Equity Funds)
--------------------------------------------------------------------------------
Supplement to the Prospectus dated December 31, 2000

On page 17 of the prospectus, under the section entitled "The Fund's Portfolio Managers are", please delete the biography of Salvatore Esposito and replace it with the biography of Keith Sabol.


Keith J. Sabol

Keith J. Sabol has been the Fund's Portfolio Manager since May 2001. Mr. Sabol joined Federated in 1994. He has been a Portfolio Manager since 1996 and served as an Assistant Vice President of the Fund's Adviser from January 1997 to July 1998. He has been a Vice President of the Fund's Adviser since July 1998. Mr. Sabol was an Investment Analyst, and then Equity Research Coordinator for the Fund's Adviser from 1994 to 1996. Mr. Sabol is a Chartered Financial Analyst; he earned his M.S. in Industrial Administration from Carnegie Mellon University.

James E. Grefenstette remains as a Portfolio Manager of the Fund.








                                                      June 30, 2001






Cusip 314172107
Cusip 314172206
Cusip 314172305
26580 (6/01)